UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): April 15, 2005

ELECTRIC CITY CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	000-2791	36-4197337

(State or other jurisdiction of incorporation or organization	(Commission File #)	(IRS Employer Identification No.)

1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410
(Address of principal executive offices)

(847) 437-1666
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Letter to Shareholders

Item 7.01. Regulation FD Disclosure

     On April 15, 2005, we began mailing our annual meeting materials to our shareholders, including our definitive proxy statement and our annual report on Form 10-K, previously filed with the Securities and Exchange Commission. The letter to shareholders, attached hereto as Exhibit 99.1, was also included in the annual meeting materials sent to shareholders.

     The information in this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(a)	Not Applicable

(b)	Not Applicable

(c)	Exhibits

99.1	Letter to shareholders dated April 15, 2005.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELECTRIC CITY CORP.:

Dated: April 18, 2005	By:	/s/ Jeffrey Mistarz

Jeffrey Mistarz
Chief Financial Officer & Treasurer